                                                                    Exhibit 99.2

National City                                               National City Center
                                                                   P.O. Box 5756
                                                       Cleveland, OH  44101-0756
                                                                  (216) 222-2000

VIA FAX
December 21, 2005

Eric Skolnik
Chief Financial Officer
Blonder Tongue Laboratories, Inc.
One Jake Brown Road
Old Bridge, NJ  08857
PHONE:  732-679-4000
FAX:  732-679-3279

               Re:  USD 3,500,000.00 Interest Rate Swap #7035

Dear Mr. Skolnik,

The purpose of this letter is to confirm  the terms and  conditions  of the Swap
Transaction   entered  into  between  National  City  Bank  and  Blonder  Tongue
Laboratories,  Inc. on the Trade Date specified below (the "Swap  Transaction").
This letter agreement  constitutes a  "Confirmation"  as referred to in the ISDA
Master Agreement specified below.

The definitions and provisions contained in the 1991 ISDA Definitions,  the 1998
Supplement  thereto (the  "Definitions")  and the 1992 ISDA Master Agreement (as
published  by the  International  Swap Dealers  Association,  Inc.) (the "Master
Agreement")  are  incorporated  into  this  Confirmation.  In the  event  of any inconsistency  between this  Confirmation and the Definitions or the ISDA Master
Agreement, this Confirmation will govern.

1.   If you and we are  parties to a Master  Agreement  and  National  City Bank
     Schedule  to the  Master  Agreement  that set forth the  general  terms and conditions  applicable  to Swap  Transactions  between  us (a "ISDA  Master
     Agreement"), this Confirmation supplements,  forms a part of and is subject to, such ISDA Master Agreement. If you and we are not yet parties to a ISDA
     Master Agreement, this Confirmation will supplement, form a part of, and be subject to, the ISDA Master  Agreement  upon its  execution and delivery by you and us. All provisions  contained or  incorporated by reference in such
     ISDA Master  Agreement shall govern this  Confirmation  except as expressly modified  below.  Until a ISDA Master  Agreement  has been  executed,  this
     Confirmation  will itself evidence a complete and binding agreement between you and us as to the terms and conditions of the Swap  Transaction to which this Confirmation relates.

                                      -1-

This  confirmation will be governed by and construed in accordance with the laws of the State of New York, without reference to choice of law doctrine,  provided that this  provision  will be  superseded  by any choice of law provision in the
ISDA Master Agreement.

2.   This  Confirmation  constitutes  a Swap  Transaction  under the ISDA Master
     Agreement and the terms of the Swap Transaction to which this  Confirmation relates are as follows:

Notional Amount:                  USD 3,500,000.00

Amortization Schedule:            See Attached

Trade Date:                       December 21, 2005

Effective Date:                   January 10, 2006

Termination Date:                 January 2, 2009.  Date subject to
                                  adjustment in to adjustment in
                                  accordance with the Modified
                                  Following Business Day Convention.

Fixed Amounts:

Fixed Rate Payer:                 Blonder Tongue Laboratories, Inc.

Fixed Rate:                       5.130%

Fixed Rate Day Count Fraction:    Actual/360

Fixed Rate Payer Payment Dates:   Monthly, on the first day of each
                                  month, commencing on February 1, 2006,
                                  through and including Termination Date.
                                  Dates subject to adjustment in accordance
                                  with the Modified Following Business
                                  Day Convention.

                                       -2-

Floating Amounts

Floating Rate Payer:              National City Bank

Floating Rate Option:             USD-LIBOR-BBA which means
                                  LIBOR, as determined two (2)
                                  London Banking Days preceding
                                  the Reset Dates, as
                                  published on page 3750 on TELERATE,
                                  as of 11:00 a.m., London time

Designated Maturity:              1 Month
Floating Rate Day Count

Fraction:                         Actual/360

Floating Rate for Initial         To Be Determined
Calculation Period:

Floating Rate Option Reset
Dates:                            First day of each Calculation Period
                                  starting on January 10, 2006.  Dates
                                  subject to adjustment in accordance with
                                  the Modified Following Business Day
                                  Convention.
Floating Rate Payer Payment
Dates:                            Monthly, on the first day of each month,
                                  commencing on February 1, 2006, through
                                  and including Termination Date.  Dates
                                  subject to adjustment in accordance with the
                                  Modified Following Business Day Convention.

Compounding:                      Not applicable

Calculation Agent:                National City Bank

Business Days:                    New York City, London

                                       -3-

Payment Instructions:             National City Bank will make/receive
                                  payments to/from Blonder Tongue Laboratories,
                                  Inc. by credit/debit to the account of
                                  Blonder Tongue Laboratories, Inc. at

                                  Bank
                                  ABA#
                                  DDA#

Please  confirm  your  acceptance  of the above terms by  executing  this letter agreement.

FOR:     NATIONAL CITY BANK               FOR:     BLONDER TONGUE LABORATORIES,
                                                   INC.

                                          By:      /s/ Eric Skolnik
By:      /s/ J. Andrew Dunham                      Eric Skolnik
         J. Andrew Dunham                          Chief Financial Officer
         Sr. Vice President

If you have any questions pertaining to the confirmation,  please phone Pat Zann at 216-222-9226.

Transaction introduced
By NatCity Investments Inc.

                                       -4-

                                     Sheet 1

--------------------------------------------------------------------------------
Amortization Schedule for Blonder Tongue Laboratories, Inc.
------------------------------- ---------------------------- -------------------
Swap #7035
--------------------------------------------------------------------------------
All dated are subject to the Modified Following
------------------------------------------------------------ -------------------
Business Day Convention.
-------------------- ---------------- --------------------- --------------------
       From              To             National              Amortization
-------------------- ---------------- --------------------- --------------------
      1/10/2006           2/1/2006        3,500,000.00
-------------------- ---------------- --------------------- --------------------
       2/1/2006           3/1/2006        3,480,555.56           19,444.44
-------------------- ---------------- --------------------- --------------------
       3/1/2006           4/1/2006        3,461,111.12           19,444.44
-------------------- ---------------- --------------------- --------------------
       4/1/2006           5/1/2006        3,441,666.68           19,444.44
-------------------- ---------------- --------------------- --------------------
       5/1/2006           6/1/2006        3,422,222.24           19,444.44
-------------------- ---------------- --------------------- --------------------
       6/1/2006           7/1/2006        3,402,777.80           19,444.44
-------------------- ---------------- --------------------- --------------------
       7/1/2006           8/1/2006        3,383,333.36           19,444.44
-------------------- ---------------- --------------------- --------------------
       8/1/2006           9/1/2006        3,363,888.92           19,444.44
-------------------- ---------------- --------------------- --------------------
       9/1/2006          10/1/2006        3,344,444.48           19,444.44
-------------------- ---------------- --------------------- --------------------
      10/1/2006          11/1/2006        3,325,000.04           19,444.44
-------------------- ---------------- --------------------- --------------------
      11/1/2006          12/1/2006        3,305,555.60           19,444.44
-------------------- ---------------- --------------------- --------------------
      12/1/2006           1/1/2007        3,286,111.16           19,444.44
-------------------- ---------------- --------------------- --------------------
       1/1/2007           2/1/2007        3,266,666.72           19,444.44
-------------------- ---------------- --------------------- --------------------
       2/1/2007           3/1/2007        3,247,222.28           19,444.44
-------------------- ---------------- --------------------- --------------------
       3/1/2007           4/1/2007        3,227,777.84           19,444.44
-------------------- ---------------- --------------------- --------------------
       4/1/2007           5/1/2007        3,208,333.40           19,444.44
-------------------- ---------------- --------------------- --------------------
       5/1/2007           6/1/2007        3,188,888.96           19,444.44
-------------------- ---------------- --------------------- --------------------
       6/1/2007           7/1/2007        3,169,444.52           19,444.44
-------------------- ---------------- --------------------- --------------------
       7/1/2007           8/1/2007        3,150,000.08           19,444.44
-------------------- ---------------- --------------------- --------------------
       8/1/2007           9/1/2007        3,130,555.64           19,444.44
-------------------- ---------------- --------------------- --------------------
       9/1/2007          10/1/2007        3,111,111.20           19,444.44
-------------------- ---------------- --------------------- --------------------
      10/1/2007          11/1/2007        3,091,666.76           19,444.44
-------------------- ---------------- --------------------- --------------------
      11/1/2007          12/1/2007        3,072,222.32           19,444.44
-------------------- ---------------- --------------------- --------------------
      12/1/2007           1/1/2008        3,052,777.88           19,444.44
-------------------- ---------------- --------------------- --------------------
       1/1/2008           2/1/2008        3,033,333.44           19,444.44
-------------------- ---------------- --------------------- --------------------
       2/1/2008           3/1/2008        3,013,889.00           19,444.44
-------------------- ---------------- --------------------- --------------------
       3/1/2008           4/1/2008        2,994,444.56           19,444.44
-------------------- ---------------- --------------------- --------------------
       4/1/2008           5/1/2008        2,975,000.12           19,444.44
-------------------- ---------------- --------------------- --------------------
       5/1/2008           6/1/2008        2,955,555.68           19,444.44
-------------------- ---------------- --------------------- --------------------
       6/1/2008           7/1/2008        2,936,111.24           19,444.44
-------------------- ---------------- --------------------- --------------------
       7/1/2008           8/1/2008        2,916,666.80           19,444.44
-------------------- ---------------- --------------------- --------------------
       8/1/2008           9/1/2008        2,897,222.36           19,444.44
-------------------- ---------------- --------------------- --------------------
       9/1/2008          10/1/2008        2,877,777.92           19,444.44
-------------------- ---------------- --------------------- --------------------
      10/1/2008          11/1/2008        2,858,333.48           19,444.44
-------------------- ---------------- --------------------- --------------------
      11/1/2008          12/1/2008        2,838,889.04           19,444.44
---------------------------------------------------------- ---------------------
      12/1/2008           1/2/2009        2,819,444.60           19,444.44
-------------------- ---------------- --------------------- --------------------

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